SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Under Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2010

ResMed Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15317	98-0152841
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9001 Spectrum Center Blvd.

San Diego, California 92123

(Address of Principal Executive Offices)

(858) 836-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Disclosure of Results of Operations and Financial Condition.

On October 28, 2010 we issued the press release attached as Exhibit 99.1. It is incorporated into this report by reference. The press release describes the results of our operations for the quarter ended September 30, 2010.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibits:	Description of Document

99.1	Press Release dated October 28, 2010 regarding results of operations

SIGNATURES

We have authorized the person whose signature appears below to sign this report on our behalf, in accordance with the Securities Exchange Act of 1934.

Date: October 28, 2010	RESMED INC.
(registrant)

	By:	/S/ BRETT SANDERCOCK
	Name:	Brett Sandercock
	Its:	Chief Financial Officer

EXHIBIT INDEX

Exhibits:	Description of Document

99.1	Press Release dated October 28, 2010 regarding results of operations

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